UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 3, 2020

DIME COMMUNITY BANCSHARES, INC.
(Exact name of the registrant as specified in its charter)

Delaware	000-27782	11-3297463
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

300 Cadman Plaza West, 8th Floor
Brooklyn, New York	11201
(Address of principal executive offices)	(Zip Code)

(718) 782-6200
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	DCOM	The Nasdaq Stock Market
Preferred Stock, Series A, $0.01 Par Value	DCOMP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR Sec.230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR Sec.240.12b-2).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01          Entry into a Material Definitive Agreement

On June 3, 2020, Dime Community Bancshares, Inc. (the “Registrant”) and its wholly-owned subsidiary, Dime Community Bank (the “Bank”), entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., as representative of the underwriters named therein (the “Underwriters”), with respect to the sale of 2,000,000 shares of the Registrant’s 5.50% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share (the “Preferred Stock”), with a liquidation preference of $25.00 per share.  The Registrant granted the Underwriters a 30-day option to purchase 300,000 additional shares of Preferred Stock. The offering of the Preferred Stock is being made pursuant to the Registrant’s Registration Statement on Form S-3 (File No. 333-220175), filed with the Securities and Exchange Commission on August 25, 2017.

The Underwriting Agreement includes customary representations, warranties and covenants by the Registrant and the Bank, and customary conditions to closing and termination provisions.  The Registrant also agreed to indemnify the underwriters against certain liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01          Other Events

On June 3, 2020, the Registrant issued a press release announcing the pricing of the underwritten public offering of shares of Registrant’s Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)          Exhibits.

1.1	Underwriting Agreement, dated June 3, 2020, by and among the Registrant, the Bank and Raymond James & Associates, Inc., as representative of the underwriters named therein
99.1	Press release of the Registrant, dated June 3, 2020, announcing the pricing of the public offering of the Registrant’s Preferred Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dime Community Bancshares, Inc.
(Registrant)

/s/ Avinash Reddy
Avinash Reddy
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)

Dated:  June 4, 2020